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                                                                  Exhibit 10.9.2

SENOR NOTARIO:

Sirvase Ud. extender en su Registro de Escritura Publicas una de Modificacion al Contrato de Linea de Credito en Moneda Extranjera y al Contrato de Afectacion en Garantia de Pagos y/o Cobranzas y de Cuentas Cobranza, ambos de fecha 11 de Junio de 1998, que suscriben de una parte, el BANCO DE CREDITO DEL PERU, con Registro Unico de Contribuyentes No 10004721, con domicilio en Calle Centenario No 156, esquina con Av. Huarochiri, Urb Las Laderas de Melgarejo, La Molina, Lima, representado por el senor Mario Ferrari Quine y la senora Aida Lucia Ghiglino Zimic, facultados al efecto segun poderes inscritos en el Asiento 6595 de Fojas 59 del Tomo 297 y Asiento 32-C de la Fiche 117464 del Registro Mercanti de Lima, respectivamente, a quien en adelante se denominara EL BANCO; y. de la otra parte DOE RUN PERU S.R.L, con Registro Unico de Contribuyentes No 37630381, con domicilio en Av. Victor Andres Belaunde 147, Via Principal 155, Centro Empresarial Real - Torre Real 3, Piso 9, San Isidro, debidamente representada por el senor Kenneth Richard Buckley, facultado al efecto segun poder otorgado en Junta General de Socios de fecha 15 de mayo de 1998, a qulen en adelante se denominara EL CLIENTE; en los terminos y condiciones siguientes:

PRIMERA:     ANTECEDENTES
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1.1. En virtud de Contrato de Linea de Credito en Moneda Extranjera suscrito el 11 de Junio de 1998 (en adelante en este documento "el Contrato de Linea de Credito"), EL BANCO ha otorgado a favor de EL CLIENTE una linea de credito hasta por US$40,000,000.00 para efectos de financiar capital de trabajo que requiere EL CLIENTE para sus operaciones de comercio exterior, en los terminos y condiciones contemplados en el referido contrato.

1.2. En el numeral (i) de la Clausula Decimo Cuarta del Contrato de Linea de Credito se establece que, en garantia del pago de las sumas adeudadas en virtud del Contrato de Linea de Credito y del cumplimiento de las demas obligaciones asumidas en el referido documento, EL CLIENTE afecta a favor del BANCO el integro del producto de las ventas de sus productos, asi como las cobranzas que de ello se generen, otorgando en garantia las cuentas cobranze, locales o extranjeras, en las que sus clientes depositen el precio de compra, para lo cual se celebro entre EL CLIENTE y EL BANCO, con fecha 11 de Junio de 1998, un Contrato de Afectacion en Garantia de Pagos y/o Cobranzas y de Cuentas Cobranza (en adelante, en este documento, "el Contrato de Afectacion").

SEGUNDA: OBJETO DEL PRESENTE ACUERDO
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2.1. Atendiendo a la solicitud del CLIENTE, por el presente documento EL
BANCO accede a flexibilizar los terminos y condiciones de la garantia a que se refiere el numeral 1.2 de la Clausula anterior y para tal efecto por la presente acuerda con EL CLIENTE modificar los numerales 3.1, 3.2 y 3.3 de la Clausula Tercera del Contrato de Afectacion, los mismos que, en adelante tendran los siguientes textos.

     "TERCERA: ASIGNACION DE LOS CONTRATOS
     --------

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     3.1  Para efectos de la afectacion a que se refiere la Clausula anterior
     y respecto de los contratos vigentes a la fecha de suscripcion de este Contrato de Garantia EL CLIENTE enviara un aviso a cada uno de sus compradores con contrato vigente, que se encuentran comprendidos en la lista proporcionada por EL CLIENTE al BANCO, utilizando el modelo que como ANEXO I forma parte integrante de este contrato, informandole de la afectacion en garantia a favor del BANCO, en forma irrevocable, de los pagos pendientes e instruyendolo a efectuar los mismos en la(s)
     Cuenta(s) Cobranza abierta(s) en el BANCO; aviso que EL CLIENTE se obliga a enviar acada uno de sus compradores mediante carta notarial, courrier o algun otro medio de communicacion fehaciente.

     3.2 Para la afectacion de los contratos de venta de minerales y de transferencia por cualquier otro titulo a ser suscritos por EL CLIENTE con posterioridad a la suscripcion de este Contrato de Garantia, EL CLIENTE se obliga a (i) incluir en los misrros la Clausula que, como ANEXO III, forma parte iintegrante de este contrato, en virtud de la cual comunica al comprador y/o adquirente, de la afectacion en garantia a favor del BANCO, en forma irrevocable, de los pagos y lo instruye a efectuar los mismos en la Cuenta Cobranza abierta en el BANCO o, alternativamente y solo para aquellos caaoa en que no sea posible incluir en los contratos la referida dausula por oposicion del respectivo comprador y/o adquirente, (ii) enviar a su comprador el aviso de cesion referido en el numeral 3.1 anterior, utilizando el modelo que como ANEXO I forma parte integrante de este contrato, informandole de la afectacion en garantia a favor del BANCO, en forma irrevocable, de los pagos pendientes e instruyendolo a efectuar los mismos en la(s) Cuenta(s) Cobranza abierta(s) en el BANCO; aviso que EL CLIENTE enviara mediante carta notarial, courrier o algun otro medio de communicacion fehaciente.

     3.3 Para la afectacion de las operaciones de venta, existentes o futuras, que, por los usos y costumbres del mercado, no constan en un contrato format, EL CLIENTE enviara un aviso a los respectivos compradores, utilizando el modelo que como ANEXO I forma parte integrante de este contrato, informandole de la afectacion en garantia a favor del BANCO, en forma irrevocable, de los pagos pendientes e instruyendolo a efectuar los mismos en la(s) Cuenta(s) Cobranza ablerta(s) en el BANCO; aviso que EL CLIENTE enviara mediante carta notarial, courrier o algun otro medio de communicacion fehaciente.

2.2. Por la presente las partes acuerdan anadir el numeral 3.4 a la Clausula Tercera del Contrato de Afectacion, el mismo que tendra el siguente texto:

     "TERCERA:    ASIGNACION DE LOS CONTRATOS

     (.....)

     3.4. EL CLIENTE tione la obligacion de enviar mensualmente al BANCO una lista de los contratos y ventas celebradas y/o suscritas en el mes, con indicacion del nombre del cliente, el monto de pago, las condiciones de pago, el plazo del contrato, la cantidad de producto total a entregar, la fecha o periodicidad de los embarques y la confirmacion de que al cliente se le ha enviado el aviso de






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     cesion, contemplado an el ANEXO I, o que en el contrato respectivo se ha incluido la clausula de cesion, contemplada en el ANEXO III.

     Asimismo, EL CLIENTE tiene la obligacion de enviar mensualmente al BANCO un reporte detallando las cuentas por cobrar pendientes de cobro al ultimo dia de cada mes, detaile que incluira la fecha de vencimiento de cada una de las referidas cuentas, el nombre y direccion del deudor y el monto de la cuenta.

     EL CLIENTE tiene la obligacion de presentar una declaracion mensual al BANCO senalando que el integro de los pagos y/o cobranzas efectuados en el mes anterior se ha canalizado a traves de las Cuentas Cobranza.

     La informacion senalada en los parrafos anteriores sera presentada por EL CLIENTE al BANCO dentro de los diez (10) primeros dias utiles del mes siguiente."

2.3 Como consecuencia de las modificaciones a los numerales 3.1, 3.2 y 3.3. de la Clausula Tercera del Contrato de Afectacion introducidas por el numeral
2.1 de la presente clausula, por la presente las partes acuerdan modificar el numeral 8.1 de la Clausula Octava del Contrato de Linea de Credito, el mismo que, en adelante tendra el siguiente texto:

     "OCTAVA: CONDICIONES PRECEDENTES PARA LA REALIZACION DE LOS
              DESEMBOLSOS Y LA EMISION DE LAS CARTAS DE CREDITO

     Son condiciones precedentes para la realizacion de los desembolsos de los creditos y/o prestamos a que se refiere el presente contrato:

     8.1 Contratos de Garantia y establecimiento de Cuentas Cobranza--La recepcion por parte del BANCO de los Contratos de Garantia, debidamente suscritos por EL CLIENTE, y su conformidad en relacion al establecimiento de las Cuentas Cobranza en Lima y Nueva York. Asimismo, el envio de notificaciones por parte del CLIENTE a sus clientes compradores instruyendoles para que realicen sus pagos en las Cuentas Cobranza; notificaciones que deben ser enviadas por EL CLIENTE a sus clientes mediante carta notanal, courrier o algun otro medio de comunicacion fehaciente. El cumplimiento de esta obligacion de notificacion sera informado por EL CLIENTE al BANCO."

TERCERA: RATIFICACION

Ambas partes convienen en ratificar de manera expresa, en todos sus terminos y condiciones, las Clausulas del Contrato de Linea de Credito y del Contrato de Afectacion, no modificadas por el presente documento.


CUARTA: EVENTO DE INCUMPLIMIENTO

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El incumplimiento por parte del CLIENTE de uno cualesquiera de los compromisos
y/o obligaciones que asume en virtud del presente documento, constituira un Evento de Incumplimiento en el Contrato de Linea de Credito.


QUINTA:  COSTOS Y GASTOS, NOTIFICACIONES, LEGISLACION APLICABLE Y ARBITRAJE


Por la presente las partes acuerdan y declaran que, sin perjuicio de lo senalado en la Clausula Tercera del presente documento, se aplican al mismo las Clausulas del Contrato de Linea de Credito relativas a "Costos y Gastos", "Notificaciones", "Legislacion Aplicable" y "Arbitraje".


Agregue usted senor Notario las demas clausulas de Ley y eleve a Escritura Publica la presente Minuta.

Lima, 6 de octubre de 1998

DOE RUN PERU S.R.L.

/s/ Kenneth R. Buckley
--------------------------------
    Kenneth R. Buckley                       BANCO DE CREDITO DEL PERU

                                               /s/ Mario Ferrari Quine
                                               -------------------------------
                                                   Mario Ferrari Quine

                                               /s/ Aida Lucia Ghiglino Zimic
                                               -------------------------------
                                                   Aida Lucia Ghiglino Zimic